Wejo Group Limited 2021 Equity Incentive Plan UK Sub-Plan Restricted Share Unit Award Agreement This Restricted Share Unit Award Agreement (this “Agreement”) is made by and between Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (the “Company”) and ___________ (the “Participant”), effective as of ____________, 2022 (the “Date of Grant”). RECITALS WHEREAS, the Company has adopted the Wejo Group Limited 2021 Equity Incentive Plan including a UK Sub-Plan under which awards may be made to participants resident for tax purposes in the United Kingdom or otherwise subject to UK taxation (as may be further amended, amended and restated or modified from time to time (the “Plan”), which is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Plan. NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the parties agree as follows: 1. Grant of Award. The Company hereby grants to the Participant, effective as of the Date of Grant, ________ restricted share units (“RSUs”), on the terms and conditions set forth in the Plan and this Agreement. 2. Vesting and Forfeiture. (a) General. Subject to the terms and conditions set forth in the Plan and this Agreement, [one-third (1/3) of the RSUs will vest on each of the first, second and third anniversaries of the Date of Grant] (each, a “Vesting Date”), subject to the Participant’s continued Service through the applicable Vesting Date. (b) Termination of Service. If the Participant’s Service is terminated for any reason, except as set forth in Section 11.3 of the Plan, upon a termination of a Participant’s Service for any reason or no reason, any then unvested RSUs will be forfeited immediately, automatically and without consideration. The RSUs and the Common Shares (and any resulting proceeds) will continue to be subject to Sections 12.2 (Termination for Cause) and 12.3 (Right of Recapture) of the Plan. 3. Payment. (a) Settlement. Subject to the remainder of this Section 3, the Company shall deliver to the Participant within thirty (30) days following the Vesting Date of the RSUs, a number of Common Shares equal to the aggregate number of RSUs that have vested pursuant to Section 2. No fractional Common Shares shall be delivered. The

2 Company may deliver such Common Shares either through book entry accounts held by, or in the name of, the Participant or cause to be issued a certificate or certificates representing the number of Common Shares to be issued in respect of the RSUs, registered in the name of the Participant. (b) Withholding Requirements. The Company shall have the right to deduct or withhold from any Common Shares deliverable under this Agreement, or in its discretion to require the Participant to remit to the Company, amounts necessary to satisfy all federal, state and local taxes required to be withheld in connection with the settlement of the RSUs. No obligation shall arise upon the Company to undertake any Grantor Action unless and until the Committee is satisfied in its absolute discretion that the Participant: (i) has made payment, or has made arrangements satisfactory to the Committee for the payment to the Company and/or to any other Group Company, of such sum as is sufficient to settle any UK Tax Liability which arises as a result of such Grantor Action; or (ii) has entered into an agreement with the Company and/or any such other Group Company (in a form satisfactory to the Committee) to ensure that such a payment is made. (c) Tax Election. The vesting of the Award and the delivery of Common Shares pursuant to the Award shall be conditional upon the Participant having entered into an election under Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“Section 431 Election”) substantially in the form set out in the Schedule to this Agreement in respect of the Common Shares to be acquired pursuant to the Award. For the avoidance of doubt, the Section 431 Election may be made simultaneously with this Agreement. 4. Non-Disclosure and Non-Use of the Company’s Trade Secrets or Confidential Information and Restricted Activities. In consideration of the RSUs granted under this Agreement, at all times during and following the Participant’s Service, the Participant agrees that he or she will comply with and be subject to all of the obligations and restrictions set forth in the At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement or the Proprietary Information and Invention Assignment (PIIA) Agreement entered into between WEJO California Corp. and the Participant, or any other restrictive covenant agreement between the Company or its affiliate and the Participant, as applicable (in each case, as the same may be updated from time to time), which are hereby incorporated by reference. 5. Miscellaneous Provisions (a) Rights of a Shareholder; Dividend Equivalents. Prior to settlement of the RSUs in Common Shares, neither the Participant nor the Participant’s representatives will have any rights as a shareholder of the Company with respect to any Common

3 Shares underlying the RSUs. If cash dividends or other cash distributions are paid in respect of the Common Shares underlying unvested RSUs, then a dividend equivalent equal to the amount paid in respect of one Common Share shall accumulate and be paid with respect to each unvested RSU at the time of settlement of the RSUs, subject to the vesting of such RSUs. (b) Transfer Restrictions. The Common Shares delivered hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, NASDAQ or any stock exchange upon which such Common Shares are listed, any applicable federal or state laws and any agreement with, or policy of, the Company or the Committee to which the Participant is a party or subject, and the Committee may cause orders or designations to be placed upon the books and records of the Company’s transfer agent to make appropriate reference to such restrictions. (c) Clawback Policy. The Participant acknowledges that the Participant is subject to the provisions of Section 12 (Forfeiture Events) and Section 14.6 (Trading Policy and Other Restrictions) of the Plan and any compensation recovery, “clawback” or similar policy adopted by the Company from time to time and/or made applicable by law including the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection and Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed. (d) General Forfeiture Provisions. Any reduction, cancellation, forfeiture, or recoupment from the Participant of any Common Shares issued to the Participant in connection with an Award hereunder (each such occurrence, a “Forfeiture”) shall take effect as a purchase of such Common Shares by the Company as a matter of Bermuda law and shall occur in accordance with the following: (i) Upon the occurrence of a Forfeiture (such date, the “Forfeiture Date”), the Participant will be deemed to have sold and transferred to the Company, and the Company will be deemed to have purchased from the Participant, each Common Share subject to Forfeiture at a purchase price per Common Share equal to the par value of such Common Share (each such occurrence, a “Forfeiture Sale”). (ii) The Participant hereby, without any further action, confirmation, or acknowledgment required from the Participant and effective automatically upon the occurrence of any Forfeiture Sale: contributes all of the consideration that would otherwise be due and payable to it pursuant to any Forfeiture Sale (“Sale Consideration”) to the Company as a contribution to the Company’s contributed surplus account (which, for greater certainty, will not result in the Company issuing any consideration (including

4 Common Shares or securities convertible into Common Shares) or incurring repayment obligations of any kind in connection with such contribution); directs the Company to apply such Sale Consideration directly to its contributed surplus account without paying any amounts to such Participant in connection with the applicable Forfeiture Sale; and acknowledges and agrees that by applying such Sale Consideration directly to its contributed surplus account in accordance with the direction in this Section 5, the Company will have complied with its obligations to pay such Participant the Sale Consideration due under the applicable Forfeiture Sale. (iii) Promptly following the Forfeiture Date, the Company shall deliver written notice to the Participant detailing the number of Common Shares purchased by the Company under the applicable Forfeiture Sale and the aggregate Sale Consideration applied to the Company’s contributed surplus account in connection therewith and such written notice, absent any manifest error, will be prima facie evidence of the Forfeiture Sale. (iv) The Participant and the Company intend this Agreement to function as an instrument of transfer for the purposes of Bermuda law effectuating and implementing the transfer to the Company of any Common Share purchased by the Company pursuant to a Forfeiture Sale without any further action required by the Participant at the time of any Forfeiture Sale. The Participant by executing this Agreement hereby appoints the Company and any of its officers and directors, with full power of substitution, as the Participant’s true and lawful attorney-in-fact, to execute, acknowledge, verify, swear to, deliver, record and file, in the Participant’s name, place and stead, all instruments, documents (including share transfer forms) and certificates that may from time to time be required to effectuate and implement the transfer of any Common Shares to the Company pursuant to a Forfeiture Sale. To the fullest extent permitted by law, this power of attorney is coupled with an interest, is irrevocable and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of the Participant. (e) Adjustments. In the event of any change with respect to the outstanding Common Shares contemplated by Section 4.5 of the Plan prior to delivery, the RSUs be adjusted in accordance with Section 4.5 of the Plan. (f) No Right to Continued Service. Nothing in this Agreement or the Plan confers upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

5 (g) Successors and Assigns. The provisions of this Agreement will inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s executor, personal representative(s), distributees, administrator, permitted transferees, permitted assignees, beneficiaries, and legatee(s), as applicable, whether or not any such person will have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof. (h) Severability. The provisions of this Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, then the remaining provisions will nevertheless be binding and enforceable. (i) Amendment. Except as otherwise provided in the Plan, this Agreement will not be amended unless the amendment is agreed to in writing by both the Participant and the Company. (j) Choice of Law; Jurisdiction. This Agreement and all claims, causes of action or proceedings (whether in contract, in tort, at law or otherwise) that may be based upon, arise out of or relate to this Agreement will be governed by the internal laws of the State of Delaware, excluding any conflicts or choice-of-law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. (k) Signature in Counterparts. This Agreement may be signed in counterparts, manually or electronically, each of which will be an original, with the same effect as if the signatures to each were upon the same instrument. (l) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to any Awards granted under the Plan by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. (m) Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions of the Plan and this Agreement, and accepts the RSUs subject to all of the terms and conditions of the Plan and this Agreement. In the event of a conflict between any term or provision contained in this Agreement and a term or provision of the Plan, the applicable term and provision of the Plan will govern and prevail.

6 [Signature page follows.]

[Signature Page –RSU Award Agreement] IN WITNESS WHEREOF, the Company and the Participant have executed this Restricted Share Unit Award Agreement as of the dates set forth below. PARTICIPANT WEJO GROUP LIMITED _________________________________ By: ______________________________ Date:_____________________________ Date: _____________________________

[Signature Page –RSU Award Agreement] SCHEDULE Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003 One Part Election 1. Between the Employee [insert name of employee] whose National Insurance Number is [insert NINO] and the Company (who is the Employee's employer) [insert name of company] of Company Registration Number [insert CRN] 2. Purpose of Election This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired. The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets). Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner. 3. Application This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

[Signature Page –RSU Award Agreement] Number of securities [insert number] Description of securities Common Shares Name of issuer of securities Wejo Group Limited Acquired by the Employee on [insert date] 4. Extent of Application This election disapplies (pursuant to S.431(1) ITEPA) all restrictions attaching to the securities. 5. Declaration This election will become irrevocable upon the later of its signing or the acquisition of employment-related securities to which this election applies. In signing this joint election, we agree to be bound by its terms as stated above. ……………………………………….. …./…./………. Signature (Employee) Date ………………………………………. …./…../……… Signature (for and on behalf of the Company) Date ………………………….……………… Position in company

[Signature Page –RSU Award Agreement] Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.